Statement of Additional Information
                                                                 August 1, 1998,
                                                                 as supplemented
                                                                 August 10, 1998

                           CALAMOS FAMILY OF FUNDS(R)
Convertible Fund
Growth and Income Fund
Strategic Income Fund
Growth Fund
Global Growth and Income Fund

================================================================================

1111 East Warrenville Road
Naperville, Illinois  60563-1493
(630) 245-7200
Toll Free:  (800) 8-CFS-FUND (800/823-7386)

     This Statement of Additional Information relates to Calamos Convertible Fund(R), Calamos Growth and Income Fund(R), Calamos Strategic Income Fund(R), Calamos Growth Fund(R) and Calamos Global Growth and Income Fund(R) (the "Funds"), each of which is a series of Calamos Investment Trust (the "Trust"), formerly named CFS Investment Trust. It is not a prospectus, but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above.

                               TABLE OF CONTENTS

                                                       Page
                                                       -----
                     Investment Practices.............   2
                     Investment Restrictions..........  13
                     Management.......................  15
                     Investment Advisory Services.....  16
                     Distribution Plan................  18
                     Purchasing and Redeeming Shares..  19
                     Performance Information..........  20
                     Distributor......................  23
                     Portfolio Transactions...........  24
                     Taxation.........................  25
                     Allocation Among Funds...........  26
                     Certain Shareholders.............  26
                     Custodian........................  28
                     Independent Auditors.............  28
                     General Information..............  29
                     Financial Statements.............  29


                             INVESTMENT OBJECTIVES

     Each Fund's investment objective is shown below:

     Convertible Fund seeks current income. Growth is a secondary objective that the Fund also considers when consistent with its objective of current income.

     Growth and Income Fund seeks high long-term total return through capital appreciation and current income derived from a diversified portfolio of convertible, equity and fixed-income securities.

     Strategic Income Fund seeks high current income consistent with stability of principal, primarily through investment in convertible securities and employing short selling to enhance income and hedge against market risk.

     Growth Fund seeks long-term capital growth.

     Global Growth and Income Fund seeks high long-term total return through capital appreciation and current income derived from a globally diversified portfolio of convertible, equity and fixed-income securities.

     The investment objective of each Fund is "fundamental," which means that a Fund's objective cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940.

                              INVESTMENT PRACTICES

     In pursuing its investment objective, each Fund will invest as described below and in the prospectus.

Foreign Securities

     Global Growth and Income Fund may invest all of its assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts
(ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. Each Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     To the extent positions in portfolio securities are denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds intend to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Each Fund other than Global Growth and Income Fund expects that substantially all of its investments will be in developed nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.
The use of this basket hedging
technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

     If a Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

Lending of Portfolio Securities

     Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

     Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

Options on Securities, Indexes and Currencies

     Each Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     Each Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar
-------------
/1/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although a Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"/2/ would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund
------------
/2/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as a Fund continues to sell its shares in certain states, the Fund's options and futures transactions will also be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this Statement of Additional Information.

Taxation of Options and Futures

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
---------
/3/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund:
(1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Risk of Investment" and "Dividends and Distributions" in the Prospectus.

Short Sales

     Each Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. Each Fund other than Strategic Income Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     In addition to selling short against the box, Strategic Income Fund may sell short securities that it currently has the right to acquire upon payment of additional consideration, for instance, upon exercise of a warrant or option. This technique would be used by Strategic Income Fund to hedge against market risk in connection with a synthetic convertible security in the same way selling short against the box hedges against market risk in connection with a true convertible security.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must daily adjust the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions of a Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against a Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. A Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales, which limitations might impair the Fund's ability to achieve its investment objective. See "Taxation."

     In addition to enabling a Fund to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

Unseasoned Issuers

     Each Fund may invest up to 5% of its total assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stocks of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. No Fund other than Global Growth and Income Fund and Growth Fund currently intends to invest in securities of unseasoned issuers.

"When-Issued" and Delayed Delivery Securities and Reverse Repurchase Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Illiquid Securities

     Global Growth and Income Fund may invest up to 15% of its total assets, and each other Fund may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund's investment in restricted securities. The Funds do not intend to invest in illiquid securities during the next fiscal year, except that the Funds may invest in options traded on the NASDAQ National Market System.

Repurchase Agreements

     As part of its strategy for the temporary investment of cash, each Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. The Funds require continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. A Fund may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v) make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or
       (c) lending portfolio securities;

(vi)   invest more than 10% (or 15% in the case of Global Growth and Income
       Fund) of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements/4/ and such


---------------------
/4/  No Fund currently intends to enter into reverse repurchase agreements.

       borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and
       (b) enter into transactions in options;

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) issue any senior security, except that Strategic Income Fund may sell securities short.

     The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a "majority" of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

     In addition to the fundamental restrictions listed above, no Fund may:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral exploration or development programs; (ii) puts, calls, straddles, spreads, or any combination thereof (except that each Fund may enter into transactions in options, futures and options on futures); and (iii) shares of other open-end investment companies (except in connection with a plan of merger or reorganization);

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

     (d) make short sales of securities, except that a Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities and (ii) Strategic Income Fund may make short sales of securities other than those described in clause
(i), provided that no more than 10% of its net assets would, when added together, be deposited with brokers as collateral or allocated to segregated accounts in connection with short sales other than those described in clause
(i);

     (e) invest more than 5% of the Fund's net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange or a recognized foreign exchange;

     (f) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

     (g) buy or sell an option on a security, a futures contract or an option on a futures contract, unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (h) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (i) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person), except that Global Growth and Income Fund may invest all of its assets in securities of foreign issuers.

     Restrictions (a) through (i) may be changed by the board of trustees without shareholder approval.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                                  MANAGEMENT
Trustees and Officers

     Set forth below is information about the trustees and officers of the Trust.

Name, Position(s) with Trust
and Age at March 31, 1998                  Principal Occupation(s) During Past Five Years
----------------------------               ----------------------------------------------
John P. Calamos (1)                        President, Calamos Asset Management, Inc. ("CAM"), an investment
  Trustee and President, 57                adviser and the Funds' investment adviser; President, Calamos
                                           Financial Services, Inc. ("CFS"), a broker-dealer and the Funds'
                                           distributor.

Nick P. Calamos (1)                        Managing Director, CAM and CFS.
  Trustee and Vice President, 38

Richard J. Dowen (2)                       Professor of Finance, Northern Illinois University.
  Trustee, 53

Robert Frost (2)                           Management Consultant, ECOM Consultants, Inc.
  Trustee, 58

William A. Kaun (2)                        Principal, W.A. Kaun Co. (investment adviser and publisher).
  Trustee, 70

John P. Salmon                             Vice President - Mutual Fund Operations, CAM, since 1997; Manager and
  Treasurer and Assistant Secretary, 52    Assistant Vice President, Collective Investment Fund Accounting
                                           Group, First National Bank of Chicago, prior thereto.

James S. Hamman, Jr.                       Vice President and General Counsel, CAM, since 1998; Vice President
  Secretary, 28                            and Associate Counsel, Scudder Kemper Investments, Inc.  (investment manager), 1996 - 1998; attorney, Vedder, Price, Kaufman & Kammholz, prior thereto.

______________________
(1) John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") and are members of the executive committee of the board of trustees, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board.

(2) Messrs. Dowen, Frost and Kaun are members of the audit committee of the board of trustees, which makes recommendations regarding the selection of the Trust's independent auditors and meets with representatives of the independent auditors to determine the scope and review the results of each audit.

     The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Frost is 53 Ward Drive, New Rochelle, New York 10804; and that of Mr. Kaun is 1750 Grandstand Place, Elgin, Illinois 60123. The address of the officers of the Trust is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. Nick Calamos is a nephew of John Calamos.

     The following table shows the compensation paid by the Trust for the year ended March 31, 1998 to each trustee who was not an "interested person" of the
Trust:

                                               Aggregate
                                              Compensation
          Name of Trustee                    from the Trust*
          ---------------                    ---------------
          Richard J. Dowen                        $7500

          Robert Frost                             7500

          William A. Kaun                          7500

          ----------------------
          *The Trust is not part of a fund complex.

Trustees who are "interested" persons of the Trust, as well as officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

                         INVESTMENT ADVISORY SERVICES

     Investment management and administrative services are provided to the Funds by Calamos Asset Management, Inc. (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement") dated July 5, 1988. See the prospectus - "Management of the Funds -- The Adviser." Each Fund pays the Adviser a fee accrued daily and paid monthly. Growth Fund pays a fee at the annual rate of 1% of the first $150 million of the Fund's average daily net assets and .75% of average daily net assets in excess of $150 million. Global Growth and Income Fund pays a fee at the annual rate of 1% of average net assets. Each other Fund pays a fee at the annual rate of .75% of the first $150 million of average net assets and .50% of average net assets in excess of $150 million.

     During the periods shown below, the Funds paid total advisory fees and were reimbursed by the Adviser for expenses in excess of applicable expense limitations as follows:

                                         Year         Year         Year
                                         Ended        Ended        Ended
                                        3/31/98      3/31/97      3/31/96
                                       --------     --------     --------
     Convertible Fund                  $579,633     $230,573     $148,187
     Growth and Income Fund
       Advisory fee                    $ 92,242     $ 54,520     $ 32,870
       Waiver or reimbursement                0        7,042        4,132
                                       --------     --------     --------
         Net fee                       $ 92,242     $ 47,478     $ 28,738
     Strategic Income Fund
       Advisory fee                    $  9,079     $ 11,203     $ 14,092
       Waiver or reimbursement           49,904       45,456       29,705
                                       --------     --------     --------
         Net fee                       $(40,825)    $(34,253)    $(15,613)
     Growth Fund
       Advisory fee                    $ 92,400     $ 47,557     $ 23,290
       Waiver or reimbursement           28,816       33,966       27,383
                                       --------     --------     --------
         Net fee                       $ 63,584     $ 13,591     $ (4,093)
     Global Growth and Income Fund*
       Advisory Fee                    $ 49,105     $ 13,646     $     --
       Waiver or reimbursement           51,658       24,597           --
                                       --------     --------     --------
         Net Fee                       $ (2,553)    $(10,951)    $     --
---------------------------

     * Global Growth and Income Fund commenced operations on September 9, 1996.

     The Agreement will remain in effect with respect to each Fund until July 5, 1999, and from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The use of the name "Calamos" in the name of the Trust and in the names of the Funds are pursuant to licenses granted by the Adviser, and the Trust has agreed to change the names to remove those references if the Adviser ceases to act as investment adviser to the Funds.

Expenses

     Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by the Adviser, including (i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the organization of the Funds and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds' Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

     The Adviser has voluntarily undertaken to reimburse each class of shares for any annual operating expenses through August 31, 1999 in excess of certain limits as described in the prospectus under "Management of the Funds -- The Adviser."

                               DISTRIBUTION PLAN

     The Trust has adopted a plan pursuant to rule 12b-1 under the Investment Company Act of 1940 (the "Plans"), whereby Class A shares and Class C shares of each Fund pay to Calamos Financial Services, Inc., the Funds' distributor ("CFS"), service and distribution fees as described in the prospectus under "Management of the Funds -- Distribution Plan."

     The board of trustees of the Trust has determined that a continuous cash flow resulting from the sale of new Class A shares and Class C shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the size of the Funds would be in the best interests of shareholders because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. The board of trustees therefore determined that it would benefit each of the Funds to have monies available for the direct distribution and service activities of CFS, as the Funds' distributor, in promoting the continuous sale of the Funds' shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

     The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each of the Funds. The Plan must be reviewed annually and may be continued from year to year by vote of the board of trustees, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("non-interested trustees"), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to any Fund, by vote of a majority of that Fund's outstanding shares. Any agreement related to the Plan, including any distribution or service agreement, may be terminated in the same manner, except that termination by a majority of the outstanding shares must be on not more than 60 days' written notice to any other party to such agreement. Any distributor, dealer or institution may also terminate its distribution or service agreement at any time upon written notice.

     Neither the Plan nor any distribution or service agreement may be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected Fund, and all such material amendments to the Plan or any distribution or service agreement must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

     CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued. Payments by a Fund pursuant to the Plan are not intended to finance distribution of shares of the other Funds.

     During the year ended March 31, 1998, each of the Funds made payments to CFS pursuant to the Plan in the following amounts:

                                                             Global
     Convertible    Growth and    Strategic                Growth and
        Fund        Income Fund  Income Fund  Growth Fund  Income Fund
     -----------    -----------  -----------  -----------  -----------
      $306,657        $60,669       $6,053      $42,406      $26,116


                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How to Purchase Shares" and "How to Redeem Shares." All of that information is incorporated herein by reference.

     You may purchase or redeem shares of the Funds through certain investment dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in the prospectus.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Net Asset Value

     In computing the net asset value of each Fund, portfolio securities, including options, that are traded on a national securities exchange and securities reported on the NASDAQ National Market System are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     When market quotations are not readily available for a Fund's securities, such securities are valued at a fair value following procedures approved by the board of trustees. These procedures include determining fair value on the basis of valuations furnished by pricing services approved by the board of trustees, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

     Each Fund's net asset value is determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

Redemption in Kind

     The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

                            PERFORMANCE INFORMATION
Total Return

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return will be computed as follows:

          ERV        =       P(1+T)n

          Where:     P       =       a hypothetical initial investment of $1,000

                     T       =       average annual total return

                     n       =       number of years

                     ERV     =       ending redeemable value of a hypothetical
                                     $1,000 investment made at the beginning of
                                     the period, at the end of the period (or
                                     fractional portion thereof)

     Total Return (taking into account the effect of the sales charge) and Average Annual Total Return for each of the Funds was as shown below for the following periods ended March 31, 1998.

                                                              Average                    Annual
                                                           Total Return               Total Return
                                                   ---------------------------  -------------------------
                                                   Class A   Class C   Class I  Class A  Class C  Class I
                                                   -------   -------   -------  -------  -------  -------
  Convertible Fund
      One year...................................    25.21     30.84       N/A    25.21    30.84      N/A
      Five years.................................    99.32       N/A       N/A    14.78      N/A      N/A
      Ten years..................................   245.42       N/A       N/A    13.19      N/A      N/A
      Life of Class (A Shares, 6/21/85;
          C Shares, 7/5/96; I Shares, 6/25/97)...   335.79     45.39     18.84    12.20    24.04    25.33
  Growth and Income Fund
      One year...................................    31.31     37.13       N/A    31.31    37.13      N/A
      Five years.................................   109.69       N/A       N/A    15.95      N/A      N/A
      Life of Class (A Shares, 9/22/88;
          C Shares, 7/5/96; I Shares, 6/25/97)...   289.25     51.97     14.39    15.33    28.83    28.79

  Strategic Income Fund
        One year....................................       10.24     N/A     N/A   10.24     N/A     N/A
        Five years..................................       40.26     N/A     N/A    7.00     N/A     N/A
        Life of Class...............................       89.53     N/A     N/A    8.81     N/A     N/A

  Growth Fund
        One year....................................       46.72   53.29     N/A   46.72   53.29     N/A
        Five years..................................      138.85     N/A     N/A   19.01     N/A     N/A
        Life of Class (A Shares, 9/4/90;
          C Shares, 9/3/96; I Shares, 9/18/97)......      263.02   61.48    6.40   18.55   35.63   12.38

  Global Growth and Income Fund
        One Year....................................       24.10   29.80     N/A   24.10   29.80     N/A
        Life of Class (A Shares, 9/9/96;
          C Shares, 9/24/96; I Shares, 9/18/97).....       34.09   39.71   10.85   20.74   24.70   21.39

  ________________
  *Not annualized

Yield

     Each Fund other than Growth Fund may also quote yield figures. The yield of a Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

     Yield will be computed as follows:

          YIELD  =  2[((a-b/cd)+1)/6/-1]

          Where:    a =      dividends and interest earned during the period

                    b =      expenses accrued for the period (net of
                             reimbursements)

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = the maximum offering price per share on the last day of the period

     The annualized yield of Class A shares of Strategic Income Fund for the 30 days ended March 31, 1998 was 3.54%. No Class C shares or Class I shares of that Fund were outstanding.

     The figures quoted assume reinvestment of all dividends and distributions. Quotations of Average Annual Total Return take into account the effect of any sales charge on the amount available for investment or redemption; quotations of Total Return will indicate whether or not the effect of the sales charge is included. Income taxes are not taken into account. The figures will not necessarily be indicative of future performance. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Calamos Asset Management, Inc., and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. A Fund may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Funds include, but are not limited to, the following:

               Barron's                           Money
               Business Week                      Mutual Fund Letter
               Changing Times                     Mutual Fund Values (Morningstar)
               Chicago Tribune                    Newsweek
               Chicago Sun-Times                  The New York Times
               Crain's Chicago Business           Pensions and Investments
               Consumer Reports                   Personal Investor
               Consumer Digest                    Stanger Reports
               Financial World                    Time
               Forbes                             USA Today
               Fortune                            U.S. News and World Report
               Investor's Daily                   The Wall Street Journal
               Los Angeles Times

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to the following indexes or averages: Convertible Fund and Growth and Income Fund - Standard & Poor's 400 MidCap Index, Value Line Index, Lipper Balanced Fund Index, Lipper Convertible Fund Index, Lipper Growth and Income Index, Lehman Brothers Government/Corporate Index; Strategic Income Fund - Lipper Long-Term Income Fund Index, Lehman Brothers Corporate/Government Index, 30-day Treasury Bills; Growth Fund - Standard & Poor's 500 Stock Index, Value Line Index, Lipper Growth Fund Average; Global Growth and Income Fund - Morgan Stanley Capital International World Index. The performance of a Fund may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group. All three of these indexes represent equity investments in smaller-capitalization stocks.

     The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, each Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

     To illustrate the historical returns on various types of financial assets, the Portfolios may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.

                                  DISTRIBUTOR

     Calamos Financial Services, Inc. ("CFS"), a broker-dealer whose sole shareholder and principal officer is John P. Calamos, serves as distributor for the Funds, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Distribution Plans. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See "How to Purchase Shares -- Offering Price" in the prospectus. CFS also receives brokerage commissions for executing portfolio transactions for the Funds. See "Portfolio Transactions." CFS received and retained commissions on the sale of shares of the Funds as shown below during the indicated periods:

                                         Year      Year      Year
                                         Ended     Ended     Ended
                                        3/31/98   3/31/97   3/31/96
                                        --------  --------  --------
     Convertible Fund
        Commissions received            $282,787  $ 98,409  $150,460
        Commissions retained              49,045    40,972    25,675
     Growth and Income Fund
        Commissions received               9,268     6,485    15,718
        Commissions retained               1,951     4,980     2,741
     Strategic Income Fund
        Commissions received               1,071        --     1,605
        Commissions retained                  --        --       394
     Growth Fund
        Commissions received               1,203       759       706
        Commissions retained                 756       401       706
     Global Growth and Income Fund*
        Commissions received               1,490        76       N/A
        Commissions retained                 250        36       N/A

-------------------------------
     * Global Growth and Income Fund commenced operation on September 9, 1996.

     CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

     In connection with the exchange privilege, CFS acts as a service organization for the Money Market Portfolio, which is a portfolio of Cash Account Trust. For its services it receives from the portfolios or their affiliates fees at a rate of .60% of the average annual net assets of each account in the portfolio established through the exchange plan.

     CFS from its own resources may pay additional compensation to persons who sell Fund shares or provide subaccounting and shareholder servicing. Such additional compensation may amount to as much as .25% of the offering price, depending on the volume of sales or anticipated volume of sales attributable to the recipient of the commission, and up to .10% of the annual average value of shares held in such accounts.

                            PORTFOLIO TRANSACTIONS

     See "Management of the Funds -- The Adviser" and "Portfolio Transactions" in the prospectus.

     Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     In executing portfolio transactions, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available. In seeking the most favorable price and execution, the Adviser considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

     The trustees have determined that portfolio transactions for the Funds may be executed through CFS if, in the judgment of the Adviser, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Funds commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Funds will not effect principal transactions with CFS.

     In allocating the Funds' portfolio brokerage transactions to unaffiliated broker-dealers, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the management agreement. As permitted by
Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

     The following table shows for each Fund for the past three fiscal years:
(i) the aggregate principal amount of all portfolio transactions; (ii) the percentage of the aggregate principal amount of all portfolio transactions executed by CFS as agent; (iii) the aggregate principal amount of all transactions executed on an agency basis, as to which the Fund paid brokerage commissions; (iv) the percentage of the aggregate principal amount of such transactions executed through CFS; (v) the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten public offerings) paid to all brokers; (vi) the aggregate brokerage commissions paid to CFS; and (vii) the percentage of aggregate brokerage commissions paid to CFS.

                                      (i)         (ii)         (iii)         (iv)         (v)           (vi)      (vii)
                                 -------------  ---------  -------------  ----------  ------------  ------------  ------
                                                % of (i)                  % of (iii)
                                    Amount      Executed      Amount       Executed                 Commissions    (vi)
                                    of All       through     of Agency     through     Aggregate        Paid       as %
                                 Transactions      CFS     Transactions      CFS      Commissions      to CFS     of (v)
                                 ------------   --------   ------------   ----------  -----------   -----------   ------
Convertible Fund
   Year ended 3/31/98            $161,650,678      12%     $40,998,753          48%      $65,900       $37,442      57%
   Year ended 3/31/97              42,848,432      29       16,460,059          76        38,540        30,227      78
   Year ended 3/31/96              27,314,393      36       12,402,558          80        21,060        14,829      70

Growth and Income Fund
   Year ended 3/31/98              31,113,883      21        9,700,909          68        19,770        14,334      73
   Year ended 3/31/97              14,964,889      32        5,344,755          91        12,005        11,414      95
   Year ended 3/31/96               7,311,519      45        3,615,330          91         7,032         6,735      96

Strategic Income Fund
   Year ended 3/31/98              11,244,554       7        2,057,079          38         5,168         2,958      57
   Year ended 3/31/97               5,870,089      24        1,639,136          85         3,897         3,521      90
   Year ended 3/31/96               5,325,874      36        1,877,281         100         3,999         3,999     100

Growth Fund
   Year ended 3/31/98              37,327,107      44       33,389,620          49        69,831        28,916      41
   Year ended 3/31/97              18,832,387      90       18,516,353          91        41,099        37,360      91
   Year ended 3/31/96              11,228,653      98       10,920,952         100        23,240        23,240     100

Global Growth and Income Fund
   Year ended 3/31/98               8,159,394      19        1,837,679          84         4,195         3,657      87
   Year ended 3/31/97               7,350,637      13        1,557,089          63         3,477         2,429      70

Of the aggregate brokerage commissions paid during the year ended March 31, 1998, Convertible Fund, Growth and Income Fund, Strategic Income Fund, Growth Fund and Global Growth and Income Fund paid commissions of $13,419, $2,526, $1,200, $40,915 and $291, respectively, to brokers who furnished research services. Neither Strategic Income Fund nor Growth Fund paid any commissions to brokers furnishing research.

                                   TAXATION

     The following is only a summary of certain tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

Qualification as a Regulated Investment Company

     Each Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of from federal income tax on its net investment income and capital gains that it currently distributes to shareholders.

     At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as a dividend or capital gain distribution.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect to a Fund of those transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to that election, shareholders would be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

                            ALLOCATION AMONG FUNDS

     The assets received by the Trust from the sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to that Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expense in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to that Fund as are declared by the trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

                             CERTAIN SHAREHOLDERS

     The only persons known to own beneficially (as determined in accordance with rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at June 30, 1998 were:

                                                                              Percentage of
                                                             Number of      Outstanding Shares
                Shareholder                                   Shares          of the Funds
                -----------                                   ------          ------------

     STRATEGIC INCOME FUND
      Lincoln Trust Company                                    12,558               11.01
      Custodian Donald E. Lindley
      P.O. Box 5831
      Denver, Colorado  80217

      Prudential Securities FBO Marjorie K.                    10,149                8.90
       Flannery, Trustee of  Marjorie K. Flannery
       Revocable Trust dtd 3/28/84
      1365 Elmhurst Drive, N.E.
      Cedar Rapids, Iowa  52402-4771

      Bernice Slotky and Brian E. Slotky, JT TEN                8,893                7.80
      671 South Hollybrook Drive, #109
      Pembroke Pines, Florida  33025

                                                                              Percentage of
                                                             Number of      Outstanding Shares
                Shareholder                                   Shares          of the Funds
                -----------                                   ------          ------------
 Lincoln Trust Company                                           6,848               6.01
 Custodian Ralph E. Lassa
 P.O. Box 5831
 Denver, Colorado  80217

 Florence Azot                                                   6,050               5.31
 7 Tanglewood Court
 Indian Head Park, Illinois 60525

GROWTH AND INCOME FUND

 John P. Calamos*                                              128,984              13.22
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Nick P. Calamos*                                              104,395              10.70
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Merrill Lynch & Co., Inc.                                     101,883              10.44
 Global Headquarters
 World Financial Center
 North Tower
 250 Verey Street
 New York, New York 10281

 Calamos Financial Services, Inc.                               99,087              10.15
 401(k) Profit Sharing Plan and Trust*
 1111 East Warrenville Road
 Naperville, Illinois 60563-1493

GROWTH FUND
 John P. Calamos*                                              271,060              43.30
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Nick P. Calamos*                                              105,691              16.88
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Calamos Financial Services, Inc.                               70,824              11.31
   401(k) Profit Sharing Plan and Trust*

 Calamos Financial Services, Inc.*                              39,708               6.34
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

                                                                              Percentage of
                                                             Number of      Outstanding Shares
                 Shareholder                                  Shares           of the Funds
                 -----------                                  ------           ------------
GLOBAL GROWTH AND INCOME FUND

 John P. Calamos*                                             99,344               8.79
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Nick P. Calamos*                                             79,490               7.03
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

 Calamos Financial Services, Inc.                             70,446               6.23
 401(k) Profit Sharing Plan and Trust*
 1111 East Warrenville Road
 Naperville, Illinois  60563-1493

     __________________
     * John P. Calamos and Nick P. Calamos are the trustees of the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares owned beneficially by Messrs. John Calamos and Nick Calamos include the shares owned by the Calamos Financial Services, Inc. 401(k) Profit Sharing Plan and Trust and the Calamos Financial Services, Inc. 401(k) Employee Profit Sharing Plan and Trust. The shares shown as owned beneficially by Mr. John Calamos also include the shares shown as owned by Calamos Financial Services, Inc.

     At June 30, 1998 the trustees and officers of the Trust as a group owned beneficially shares of the Funds as follows: 21,999 shares (.30%) of Convertible Fund; 234,162 shares (23.99%) of Growth and Income Fund; 643 shares (.56%) of Strategic Income Fund; 376,782 shares (60.19%) of Growth Fund; and 179,351 shares (15.87%) of Global Growth and Income Fund.

                                   CUSTODIAN

     The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of each Fund other than Strategic Income Fund, for whom Prudential Securities, Inc., One New York Plaza, New York, New York 10292, is the custodian. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Funds.

                              GENERAL INFORMATION

     Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). Calamos Growth and Income Fund was named Calamos Small/Mid Cap Convertible Fund prior to April 30, 1994. As of March 18, 1996 all shares of each Fund then outstanding were re-designated as Class A shares of that Fund.

                             FINANCIAL STATEMENTS

     The 1998 annual report of the Trust, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" for each of the Funds and a report of independent auditors, all of which (but no other part of the annual report) is incorporated herein by reference.